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                                                                      EXHIBIT 23


                       CONSENT TO INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in the Registration Statements on Form S-3 (Nos. 333-58034 and 333-73802), Form S-4 (No. 333-58036),
and Form S-8 (Nos. 33-42229, 333-64573, 333-30867, 333-74815, 333-37338, and
333-75362) of Masco Corporation of our report dated February 13, 2002 relating to the financial statements and financial statement schedule, which appears in this Form 10-K.

/s/ PricewaterhouseCoopers LLP
Detroit, Michigan
March 26, 2002